Exhibit 99.1

For more information, contact: John M. Matovina, CFO & Vice Chairman (515) 457-1813, jmatovina@american-equity.com D. J. Noble, Chairman (515) 457-1705, dnoble@american-equity.com
FOR IMMEDIATE RELEASE August 4, 2009
Julie L. LaFollette, Director of Investor Relations
(515) 273-3602, jlafollette@american-equity.com
Debra J. Richardson, Chief Administrative Officer & Executive Vice President
(515) 273-3551, drichardson@american-equity.com

American Equity Reports Second Quarter 2009 Operating Earnings of $21.6 Million or $0.38 Per Diluted Common Share

WEST DES MOINES, Iowa (August 4, 2009) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed-rate and fixed index annuities, today reported 2009 second quarter operating income1 of $21.6 million, or $0.38 per diluted common share, an increase of 21% over adjusted2 2008 second quarter operating income of $17.9 million, or $0.32 per diluted common share.  Financial highlights include:

▪	Annuity sales increased 77% to a record $1.1 billion for the second quarter of 2009 compared to second quarter 2008 annuity sales of $648 million.

▪	Effective June 1, 2009 AEL implemented an industry leading program to restructure commission payments to agents in order to increase its sales capacity.

▪	AEL strengthened its capital structure by issuing 5 million shares of its common stock in exchange for $37.2 million of its 5.25% contingent convertible senior Notes due 2024.[3]

▪	Book value per outstanding common share increased to $10.65 including Accumulated Other Comprehensive Loss from $9.46 at December 31, 2008.

_____________________________
1 In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  See accompanying tables for the reconciliation of net income to operating income and a description of reconciling items.

2 All prior period financial statements have been adjusted pursuant to the provisions of FASB Staff Position No. APB 14-1 which was effective for financial statements issued for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years.  See more complete discussion in the company’s Form 10-Q for the quarterly period ended March 31, 2009.

3 The increased shares outstanding reduced second quarter operating income by $0.01 per diluted common share.

Net income for the second quarter of 2009 was $9 million or $0.16 per diluted common share, compared to adjusted net income of $3.7 million or $0.07 per diluted common share for the same period in 2008.

STRONG DEMAND FOR FIXED ANNUITIES CONTINUES

In the second quarter of 2009 American Equity’s sales of annuity products reached a new peak of $1.1 billion, with strong demand for principal protected savings products continuing in the aftermath of the global financial crisis and sustained low interest rates.  American Equity, the number three all time writer of fixed index annuities, saw record sales volumes in each month during the second quarter, with June sales reaching an all time monthly high of $409 million.  Fixed annuities are particularly attractive in this time of financial uncertainty because they offer protection from market volatility for the full value of policyholder accounts including principal and all annually credited interest.

During the second quarter of 2009 American Equity implemented a number of steps to reinforce the capital adequacy of its principal life subsidiary and increase sales capacity during this unprecedented period.  Such steps include: (i) the restructuring of sales commissions to sales agents to defer a portion of commission expense to the second and third years after policy issue; (ii) the expansion of a reinsurance treaty providing additional statutory surplus; and (iii) a contribution to statutory capital and surplus from an additional draw on the company’s bank line of credit.  The company continues to explore additional programs to support its risk-based capital above the levels indicated by its financial strength ratings from credit rating agencies.

EARNINGS GROWTH FROM STEADY SPREAD MANAGEMENT

The 21% growth in operating earnings for the second quarter of 2009 compared to the same period in 2008 is a direct reflection of American Equity’s growth in invested assets and sustained management of the gross investment spread between earnings on invested assets and the cost of money on its annuity liabilities.  On an amortized cost basis, invested assets grew 9.8% from $13.4 billion at June 30, 2008 to $14.7 billion at June 30, 2009.  The aggregate yield on invested assets improved from 6.17% for the first six months of 2008 to 6.29% for the same period in 2009, while the cost of money on annuity liabilities declined from 3.49% to 3.31%.  The net result was an improvement in the gross investment spread from 2.68% for the first six months of 2008 to 2.98% for the same period in 2009.

During the second quarter of 2009 American Equity received $2.3 billion of proceeds from bonds sold or called for redemption, most of which were calls of its U.S. agency securities.  As a result, cash balances were high during the second quarter, although the majority of such balances had been reinvested by June 30, 2009.  Investment earnings during the second quarter of 2009 were impacted by the low return on temporary cash holdings, although that impact was offset in part by higher than expected prepayment income on residential mortgage backed securities (“RMBS”).  Together with new money from annuity sales, the company invested $3.2 billion in fixed income securities with an average yield of 6.18% during the second quarter of 2009 and $56 million in new commercial mortgage loans with an average yield of 6.98%.  New investments include principally high grade corporate bonds and prime RMBS.  The company’s principal objective in its investing activities is to minimize credit risk while maintaining or improving overall yield results.

The financial crisis and related ratings actions have affected the fair values of a portion of the company’s invested assets, including in particular its Alt-A RMBS and perpetual preferred securities; however, the company is well-positioned to hold such securities until valuations recover and actual economic losses experienced have been relatively minor.  The company has no subprime RMBS and no commercial mortgage backed securities.  Ratings downgrades on RMBS securities have resulted in a decrease in the risk-based capital ratios of life insurance companies across the industry based on mid-year estimates of such ratios.  In many cases this impact on risk-based capital is grossly disproportionate to the actual level and severity of expected losses on the underlying RMBS securities.  As a result, state insurance regulators are discussing possible modifications to the risk-based capital calculations to more accurately reflect the credit quality of these investments.

American Equity’s commercial mortgage loans, with an aggregate carrying value of $2.4 billion, include over 900 individual loans with an average loan size of $2.5 million.  The great majority of these loans are performing in accordance with their terms with no deterioration in credit quality. The company has completed one of two foreclosures initiated in prior periods, and has modified several others to accept payments of interest only for a period of time.  An impairment loss of $1 million was recorded in the second quarter of 2009 with respect to one loan.  The company has analyzed stress scenarios, including increased levels of delinquencies and defaults, which indicate that future loss exposure in such stress scenarios may be less than 100 basis points of aggregate mortgage loan values.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,” “projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss second quarter 2009 earnings on Wednesday August 5, 2009, at 10 a.m. CDT.  The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 1-866-788-0542, passcode 29502690 (international callers, please dial 1-857-350-1680).  An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will be available via telephone through August 26, 2009 by calling 1-888-286-8010, passcode 61712516 (international callers, please dial 1-617-801-6888).

ABOUT AMERICAN EQUITY

American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, is a full-service underwriter of a broad line of annuity and insurance products with a primary emphasis on the sale of fixed-rate and fixed index annuities.  The company’s headquarters are located at 5000 Westown Parkway, West Des Moines, Iowa, 50266. The mailing address of the company is: P.O. Box 71216, Des Moines, Iowa, 50325.  For more information, visit our website www.american-equity.com.

###

American Equity Investment Life Holding Company

Net Income (Loss)/Operating Income (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		(As Adjusted)		(As Adjusted)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,867	$2,880	$6,353	$6,196
Annuity product charges	16,615	11,845	31,666	23,943
Net investment income	226,803	202,080	447,457	397,568
Change in fair value of derivatives	30,494	(73,313)	(13,329)	(230,678)
Net realized gains on investments, excluding other than	4,317	255	5,077	1,085
temporary impairment ("OTTI") losses
OTTI losses on investments:
Total OTTI losses	(22,061)	(30,274)	(77,452)	(33,523)
Portion of OTTI losses recognized in other comprehensive income	16,418	-	58,371	-
Net OTTI losses recognized in operations	(5,643)	(30,274)	(19,081)	(33,523)
Gain (loss) on extinguishment of debt	3,098	(196)	3,098	(1,328)
Total revenues	278,551	113,277	461,241	163,263

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,974	2,321	4,173	4,930
Interest sensitive and index product benefits	71,977	49,469	131,740	103,645
Amortization of deferred sales inducements	12,184	(4,479)	25,895	27,433
Change in fair value of embedded derivatives	140,716	17,745	154,899	(200,869)
Interest expense on notes payable	3,642	4,981	7,918	10,113
Interest expense on subordinated debentures	4,029	4,649	8,237	9,880
Interest expense on amounts due under repurchase agreements	2	2,024	244	4,996
Amortization of deferred policy acquisition costs	13,266	18,620	47,910	99,310
Other operating costs and expenses	16,880	12,550	31,344	25,001
Total benefits and expenses	264,670	107,880	412,360	84,439

Income before income taxes	13,881	5,397	48,881	78,824
Income tax expense	4,869	1,745	13,394	27,112
Net income	9,012	3,652	35,487	51,712
Net realized gains and net OTTI losses on investments, net of offsets	141	8,910	(537)	9,918
Convertible debt retirement, net of income taxes	(1,520)	115	(1,520)	777
Net effect of SFAS 133, net of offsets	13,946	5,220	11,481	(27,650)

Operating income (a)	$21,579	$17,897	$44,911	$34,757

Earnings per common share	$0.16	$0.07	$0.66	$0.95
Earnings per common share - assuming dilution	$0.16	$0.07	$0.63	$0.91
Operating income per common share (a)	$0.39	$0.33	$0.83	$0.64
Operating income per common share - assuming dilution (a)	$0.38	$0.32	$0.80	$0.61

Weighted average common shares outstanding (in thousands):
Earnings per common share	55,336	53,934	54,157	54,661
Earnings per common share - assuming dilution	58,105	56,856	56,909	57,518

American Equity Investment Life Holding Company

Operating Income
Three months ended June 30, 2009 (Unaudited)

		Adjustments
		Realized Losses	SFAS 133
		and Convertible	and Other	Operating
	As Reported	Debt	Index Annuity	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$2,867	$-	$-	$2,867
Annuity product charges	16,615	-	-	16,615
Net investment income	226,803	-	-	226,803
Change in fair value of derivatives	30,494	-	(83,970)	(53,476)
Net realized gains on investments, excluding other than	4,317	(4,317)	-	-
temporary impairment ("OTTI") losses
Net OTTI losses recognized in operations	(5,643)	5,643	-	-
Gain (loss) on extinguishment of debt	3,098	(3,098)	-	-
Total revenues	278,551	(1,772)	(83,970)	192,809

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,974	-	-	1,974
Interest sensitive and index product benefits	71,977	-	4,538	76,515
Amortization of deferred sales inducements	12,184	409	5,393	17,986
Change in fair value of embedded derivatives	140,716	-	(140,716)	-
Interest expense on notes payable	3,642	-	-	3,642
Interest expense on subordinated debentures	4,029	-	-	4,029
Interest expense on amounts due under repurchase agreements	2	-	-	2
Amortization of deferred policy acquisition costs	13,266	647	25,318	39,231
Other operating costs and expenses	16,880	(500)	-	16,380
Total benefits and expenses	264,670	556	(105,467)	159,759

Income before income taxes	13,881	(2,328)	21,497	33,050
Income tax expense	4,869	(949)	7,551	11,471

Net income	$9,012	$(1,379)	$13,946	$21,579

Earnings per common share	$0.16			$0.39
Earnings per common share - assuming dilution	$0.16			$0.38

(a) In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on extinguishment of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.
Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement
June 30, 2009

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	June 30, 2009	December 31, 2008
		(As Adjusted)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$9,486,107	$6,629,046
Held for investment, at amortized cost	2,143,403	3,604,149
Equity securities, available for sale, at fair value	93,492	99,552
Mortgage loans on real estate	2,374,028	2,329,824
Derivative instruments	159,439	56,588
Other investments	3,700	446
Total investments	14,260,169	12,719,605

Cash and cash equivalents	134,550	214,862
Coinsurance deposits	1,458,994	1,528,981
Accrued investment income	111,928	91,756
Deferred policy acquisition costs	1,717,707	1,579,871
Deferred sales inducements	999,098	843,377
Deferred income taxes	156,138	82,409
Other assets	27,130	20,879
Total assets	$18,865,714	$17,081,740

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)
(Unaudited)

	June 30, 2009	December 31, 2008
		(As Adjusted)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$17,378,994	$15,809,539
Other policy funds and contract claims	110,132	111,205
Notes payable	262,874	247,750
Subordinated debentures	268,277	268,209
Other liabilities	232,711	148,193
Total liabilities	18,252,988	16,584,896

Stockholders’ equity:
Common stock	56,066	50,739
Additional paid-in capital	403,730	376,782
Unallocated common stock held by ESOP	(6,066)	(6,336)
Accumulated other comprehensive loss	(124,766)	(147,376)
Retained earnings	283,762	223,035
Total stockholders’ equity	612,726	496,844
Total liabilities and stockholders’ equity	$18,865,714	$17,081,740

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues:		(As Adjusted)		(As Adjusted)
Traditional life and accident and health insurance premiums	$2,867	$2,880	$6,353	$6,196
Annuity product charges	16,615	11,845	31,666	23,943
Net investment income	226,803	202,080	447,457	397,568
Change in fair value of derivatives	30,494	(73,313)	(13,329)	(230,678)
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	4,317	255	5,077	1,085
OTTI losses on investments:
Total OTTI losses	(22,061)	(30,274)	(77,452)	(33,523)
Portion of OTTI losses recognized in other comprehensive income	16,418	–	58,371	–
Net OTTI losses recognized in operations	(5,643)	(30,274)	(19,081)	(33,523)
Gain (loss) on extinguishment of debt	3,098	(196)	3,098	(1,328)
Total revenues	278,551	113,277	461,241	163,263

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,974	2,321	4,173	4,930
Interest sensitive and index product benefits	71,977	49,469	131,740	103,645
Amortization of deferred sales inducements	12,184	(4,479)	25,895	27,433
Change in fair value of embedded derivatives	140,716	17,745	154,899	(200,869)
Interest expense on notes payable	3,642	4,981	7,918	10,113
Interest expense on subordinated debentures	4,029	4,649	8,237	9,880
Interest expense on amounts due under repurchase agreements	2	2,024	244	4,996
Amortization of deferred policy acquisition costs	13,266	18,620	47,910	99,310
Other operating costs and expenses	16,880	12,550	31,344	25,001
Total benefits and expenses	264,670	107,880	412,360	84,439

Income before income taxes	13,881	5,397	48,881	78,824
Income tax expense	4,869	1,745	13,394	27,112
Net income	$9,012	$3,652	$35,487	$51,712

Earnings per common share	$0.16	$0.07	$0.66	$0.95
Earnings per common share - assuming dilution (a)	$0.16	$0.07	$0.63	$0.91
Weighted average common shares outstanding (in thousands):
Earnings per common share	55,336	53,934	54,157	54,661
Earnings per common share - assuming dilution	58,105	56,856	56,909	57,518

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended June 30, 2009, $262 for the three months ended June 30, 2008, $518 for the six months ended June 30, 2009 and $524 for the six months ended June 30, 2008.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Operating Income
Six months ended June 30, 2009 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	SFAS 133 and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$6,353	$–	$–	$6,353
Annuity product charges	31,666	–	–	31,666
Net investment income	447,457	–	–	447,457
Change in fair value of derivatives	(13,329)	–	(99,865)	(113,194)
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	5,077	(5,077)	–	–
Net OTTI losses recognized in operations	(19,081)	19,081	–	–
Gain (loss) on extinguishment of debt	3,098	(3,098)	–	–
Total revenues	461,241	10,906	(99,865)	372,282

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	4,173	–	–	4,173
Interest sensitive and index product benefits	131,740	–	7,597	139,337
Amortization of deferred sales inducements	25,895	3,787	5,386	35,068
Change in fair value of embedded derivatives	154,899	–	(154,899)	–
Interest expense on notes payable	7,918	–	–	7,918
Interest expense on subordinated debentures	8,237	–	–	8,237
Interest expense on amounts due under repurchase agreements	244	–	–	244
Amortization of deferred policy acquisition costs	47,910	5,409	24,357	77,676
Other operating costs and expenses	31,344	(500)	–	30,844
Total benefits and expenses	412,360	8,696	(117,559)	303,497

Income before income taxes	48,881	2,210	17,694	68,785
Income tax expense	13,394	4,267	6,213	23,874
Net income	$35,487	$(2,057)	$11,481	$44,911

Earnings per common share	$0.66			$0.83
Earnings per common share – assuming dilution	$0.63			$0.80

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax valuation allowance, gain on extinguishment of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$14,639	$–	$14,639
Cost of money for index annuities	(126,622)	–	(126,622)
Change in the difference between fair value and remaining option cost at beginning and end of period	98,654	(99,865)	(1,211)
	$(13,329)	$(99,865)	$(113,194)

Index credits included in interest credited to account balances	$17,519		$17,519

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Operating Income
Three months ended June 30, 2009 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	SFAS 133 and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,867	$–	$–	$2,867
Annuity product charges	16,615	–	–	16,615
Net investment income	226,803	–	–	226,803
Change in fair value of derivatives	30,494	–	(83,970)	(53,476)
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	4,317	(4,317)	–	–
Net OTTI losses recognized in operations	(5,643)	5,643	–	–
Gain (loss) on extinguishment of debt	3,098	(3,098)	–	–
Total revenues	278,551	(1,772)	(83,970)	192,809

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,974	–	–	1,974
Interest sensitive and index product benefits	71,977	–	4,538	76,515
Amortization of deferred sales inducements	12,184	409	5,393	17,986
Change in fair value of embedded derivatives	140,716	–	(140,716)	–
Interest expense on notes payable	3,642	–	–	3,642
Interest expense on subordinated debentures	4,029	–	–	4,029
Interest expense on amounts due under repurchase agreements	2	–	–	2
Amortization of deferred policy acquisition costs	13,266	647	25,318	39,231
Other operating costs and expenses	16,880	(500)	–	16,380
Total benefits and expenses	264,670	556	(105,467)	159,759

Income before income taxes	13,881	(2,328)	21,497	33,050
Income tax expense	4,869	(949)	7,551	11,471
Net income	$9,012	$(1,379)	$13,946	$21,579

Earnings per common share	$0.16			$0.39
Earnings per common share – assuming dilution	$0.16			$0.38

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax valuation allowance, gain on extinguishment of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$9,157	$–	$9,157
Cost of money for index annuities	(61,802)	–	(61,802)
Change in the difference between fair value and remaining option cost at beginning and end of period	83,139	(83,970)	(831)
	$30,494	$(83,970)	$(53,476)

Index credits included in interest credited to account balances	$10,155		$10,155

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008
			(As Adjusted)	(As Adjusted)	(As Adjusted)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,867	$3,486	$3,093	$3,223	$2,880
Annuity product charges	16,615	15,051	15,400	13,328	11,845
Net investment income	226,803	220,654	214,531	209,978	202,080
Change in fair value of derivatives	(53,476)	(59,718)	(65,854)	(66,940)	(67,261)
Total revenues	192,809	179,473	167,170	159,589	149,544

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,974	2,199	1,916	2,126	2,321
Interest sensitive and index product benefits	76,515	62,822	53,140	51,107	49,469
Amortization of deferred sales inducements	17,986	17,082	18,770	13,397	9,890
Interest expense on notes payable	3,642	4,276	4,646	5,014	4,981
Interest expense on subordinated debentures	4,029	4,208	4,896	4,669	4,649
Interest expense on amounts due under repurchase agreements	2	242	513	2,698	2,024
Amortization of deferred policy acquisition costs	39,231	38,445	45,847	33,108	36,356
Other operating costs and expenses	16,380	14,464	14,083	13,549	12,550
Total benefits and expenses	159,759	143,738	143,811	125,668	122,240

Operating income before income taxes	33,050	35,735	23,359	33,921	27,304
Income tax expense	11,471	12,403	7,955	11,610	9,407

Operating income (a)	21,579	23,332	15,404	22,311	17,897
Net realized gains and net OTTI losses on investments, net of offsets	(141)	678	(43,384)	(39,222)	(8,910)
Convertible debt retirement, net of income taxes	1,520	–	6,495	(16)	(115)
Net effect of SFAS 133, net of offsets	(13,946)	2,465	(2,564)	5,211	(5,220)

Net income (loss)	$9,012	$26,475	$(24,049)	$(11,716)	$3,652

Operating income per common share (a)	$0.39	$0.44	$0.29	$0.42	$0.33
Operating income per common share – assuming dilution (a)	$0.38	$0.42	$0.28	$0.40	$0.32

Earnings (loss) per common share	$0.16	$0.50	$(0.46)	$(0.22)	$0.07
Earnings (loss) per common share – assuming dilution	$0.16	$0.48	$(0.43)	$(0.21)	$0.07

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	55,336	52,965	52,779	52,916	53,934
Earnings (loss) per common share - assuming dilution	58,105	55,700	55,650	55,835	56,856

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax valuation allowance, gain (loss) on extinguishment of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Capitalization/ Book Value per Share

	June 30, 2009	December 31, 2008
		(As Adjusted)
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$262,874	$247,750
Subordinated debentures payable to subsidiary trusts	268,277	268,209
Total debt	531,151	515,959

Total stockholders’ equity	612,726	496,844

Total capitalization	1,143,877	1,012,803
Accumulated other comprehensive loss (AOCL)	124,766	147,376
Total capitalization excluding AOCL (a)	$1,268,643	$1,160,179

Total stockholders’ equity	$612,726	$496,844
Accumulated other comprehensive loss	124,766	147,376
Total stockholders’ equity excluding AOCL (a)	$737,492	$644,220

Common shares outstanding (b)	57,525,543	52,504,096

Book Value per Share: (c)
Book value per share including AOCL	$10.65	$9.46
Book value per share excluding AOCL (a)	$12.82	$12.27

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	20.7%	21.4%
Adjusted debt / Total capitalization	26.9%	29.5%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2009 -2,022,800 shares; 2008 - 2,353,053 shares and exclude unallocated shares held by ESOP: 2009 - 563,265 shares; 2008 - 588,312 shares.

(c)	Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

(d)	Debt-to-capital ratios are computed using total capitalization excluding AOCL. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Annuity Deposits by Product Type

	Six Months Ended		Year Ended
	June 30,		December 31,
Product Type	2009	2008	2008
	(Dollars in thousands)

Fixed Index Annuities:
Index Strategies	$729,142	$724,619	$1,303,871
Fixed Strategy	980,892	421,930	937,227
	1,710,034	1,146,549	2,241,098
Fixed Rate Annuities:
Single-Year Rate Guaranteed	39,416	13,971	28,930
Multi-Year Rate Guaranteed	48,181	2,643	18,978
	87,597	16,614	47,908
Total before coinsurance ceded	1,797,631	1,163,163	2,289,006
Coinsurance ceded	589	971	1,310
Net after coinsurance ceded	$1,797,042	$1,162,192	$2,287,696

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2009

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.3	11.1	15.5%	$13,912,115	88.7%
Single-Year Fixed Rate Guaranteed Annuities	10.9	4.4	7.1%	1,286,102	8.2%
Multi-Year Fixed Rate Guaranteed Annuities	7.4	2.4	5.6%	483,283	3.1%

Total	13.8	10.3	14.5%	$15,681,500	100.0%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$217,816	$156,003
0.0% < 2.0%	33,931	55,708
2.0% < 3.0%	82,811	71,479
3.0% < 4.0%	49,417	82,530
4.0% < 5.0%	116,802	201,377
5.0% < 6.0%	139,115	310,824
6.0% < 7.0%	224,828	428,072
7.0% < 8.0%	263,572	249,797
8.0% < 9.0%	71,840	340,846
9.0% < 10.0%	139,042	287,240
10.0% or greater	430,211	11,728,239
	$1,769,385	$13,912,115

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$373,819	0.00%
2009	224,344	5.65%
2010	348,558	4.01%
2011	324,291	4.59%
2012	481,902	5.82%
2013	647,575	6.35%
2014	653,428	7.45%
2015	584,116	9.38%
2016	767,863	10.60%
2017	980,049	11.56%
2018	936,897	13.64%
2019	592,877	13.73%
2020	631,610	14.41%
2021	635,057	15.97%
2022	1,174,005	18.04%
2023	3,310,158	19.79%
2024	2,160,335	19.66%
2025	845,218	19.98%
2026	9,398	20.00%
	$15,681,500	14.49%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,528,577	$13,789,007
Multi-year (3 - 5 years)	240,808	123,108
	$1,769,385	$13,912,115

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$51,447	$1,187
2.20%	4,831	82,297
2.25%	–	2,215,944
2.25% (3)	207,171	1,061,357
3.00%	1,430,783	9,261,451
3.50% (4)	–	1,289,879
4.00%	75,153	–
	$1,769,385	$13,912,115

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5)(6):
No differential	$69,388	$-
› 0.0% - 0.5%	1,152,528	3,754,496
› 0.5% - 1.0%	302,630	1,634,919
› 1.0% - 1.5%	129,190	82,946
› 1.5% - 2.0%	54,076	85
› 2.0% - 2.5%	14,025	14,274
› 2.5% - 3.0%	45,468	–
Greater than 3.0%	2,080	–
Index strategies	–	8,425,395
	$1,769,385	$13,912,115

(1)	In addition, $1,045,999 (59%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 155 basis points.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Spread Results

	Six Months Ended		Year Ended
	June 30,		December 31,
	2009	2008	2008
Average yield on invested assets	6.29%	6.17%	6.20%
Cost of money:
Aggregate	3.31%	3.49%	3.43%
Cost of money for index annuities	3.30%	3.51%	3.43%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.26%	3.26%
Multi-year rate guaranteed	3.89%	3.92%	3.88%
Investment spread:
Aggregate	2.98%	2.68%	2.77%
Index annuities	2.99%	2.66%	2.77%
Fixed rate annuities:
Annually adjustable	3.03%	2.91%	2.94%
Multi-year rate guaranteed	2.40%	2.25%	2.32%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Summary of Invested Assets

	June 30, 2009		December 31, 2008
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government full faith and credit	$3,129	–	$22,050	0.2%
United States Government sponsored agencies	5,423,334	38.0%	6,633,481	52.1%
United States municipalities, states and territories	187,262	1.3%	–	–
Corporate securities, including redeemable preferred stocks	3,435,755	24.1%	1,764,390	13.9%
Mortgage and asset-backed securities	2,580,030	18.1%	1,813,274	14.3%
Total fixed maturity securities	11,629,510	81.5%	10,233,195	80.5%
Euity securities	93,492	0.7%	99,552	0.8%
Mortgage loans on real estate	2,374,028	16.7%	2,329,824	18.3%
Derivative instruments	159,439	1.1%	56,588	0.4%
Other investments	3,700	–	446	–
	$14,260,169	100.0%	$12,719,605	100.0%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Credit Quality of Fixed Maturity Securities

		June 30, 2009		December 31, 2008
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$8,425,476	72.5%	$8,510,772	83.2%
2	Baa	2,099,300	18.1%	1,292,303	12.6%
3	Ba	459,289	3.9%	225,594	2.2%
4	B	284,851	2.4%	135,989	1.3%
5	Caa and lower	293,948	2.5%	31,375	0.3%
6	In or near default	66,646	0.6%	37,162	0.4%
		$11,629,510	100.0%	$10,233,195	100.0%

Watch List Securities - June 30, 2009

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost

Corporate bonds:
Finance, insurance and real estate companies	$106,835	$(22,948)	$83,887	0 - 46
U.S. retail company	10,493	(3,443)	7,050	23
Consumer staple company	9,346	(2,244)	7,102	37
Home builder	6,518	157	6,675	2 - 43
Materials	7,247	(1,799)	5,448	26
Industrials	9,642	(1,731)	7,911	19
Telecommunications	1,933	(500)	1,433	31
Media	7,500	(1,995)	5,505	63
Residential mortgage-backed securities	360,395	(97,996)	262,399
Preferred stock:
Finance, insurance and real estate companies	123,223	(26,651)	96,572	2 - 60
	$643,132	$(159,150)	$483,982

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Mortgage Loans by Region and Property Type

	June 30, 2009		December 31, 2008
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$544,416	22.9%	$537,303	23.1%
Middle Atlantic	167,335	7.0%	161,222	6.9%
Mountain	379,414	16.0%	386,988	16.6%
New England	45,387	1.9%	44,517	1.9%
Pacific	207,730	8.8%	194,301	8.3%
South Atlantic	443,289	18.7%	421,507	18.1%
West North Central	397,700	16.7%	397,375	17.1%
West South Central	188,757	8.0%	186,611	8.0%
	$2,374,028	100.0%	$2,329,824	100.0%

Property type distribution
Office	$648,083	27.3%	$655,278	28.1%
Medical Office	140,546	5.9%	142,409	6.1%
Retail	554,624	23.4%	551,172	23.7%
Industrial/Warehouse	579,194	24.4%	552,012	23.7%
Hotel	157,316	6.6%	154,671	6.6%
Apartments	119,046	5.0%	111,933	4.8%
Mixed use/other	175,219	7.4%	162,349	7.0%
	$2,374,028	100.0%	$2,329,824	100.0%

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:

D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00

2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00
Third Quarter	$10.75	$7.27	$7.50	$0.00
Fourth Quarter	$7.75	$3.65	$7.00	$0.07

2007
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2009

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein, Paul Sarran
Fox-Pitt Kelton Cochran Caronia Waller
(312) 425-4079 mark.finkelstein@fpk.com
(312) 425-4737 paul.sarran@fpk.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com